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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 2, 1998


                            PROFESSIONALS GROUP, INC.
             (Exact name of registrant as specified in its charter)


             Michigan                   0-21223                  38-3273911
 (State or other jurisdiction of  (Commission File No.)        (IRS Employer
          incorporation)                                     Identification No.)

                2600 Professionals Drive, Okemos, Michigan 48864
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 349-6500



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ITEM 5.  OTHER EVENTS

         On November 2, 1998, and in connection with the proposed demutualization (the "Proposed Demutualization") of Michigan Educational Employees Mutual Insurance Company ("MEEMIC"), MEEMIC Holdings, Inc. (an entity affiliated with MEEMIC) filed a registration statement on Form S-1 (registration no. 333-66671) with the Securities and Exchange Commission for the purpose of registering certain shares of its common stock to be issued in connection with the Proposed Demutualization. Said registration statement should be consulted for a description of the Proposed Demutualization and the expected role of Professionals Group, Inc. therein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits.


       Exhibit Reference
            Number               Exhibit Description
       -----------------         -------------------
             99.1                Press Release dated October 27, 1998.*

* Filed herewith



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PROFESSIONALS GROUP, INC.



Date:    November 4, 1998            By:   /s/ John F. Lang
                                        -----------------------------
                                         Name: John F. Lang
                                         Its:  Vice President, Treasurer and
                                               Chief Accounting Officer
                                               (Principal Financial Officer
                                               and Principal Accounting Officer)










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                                 Exhibit Index
                                 -------------


Exhibit No.                  Description
-----------                  -----------

  99.1                       Press Release dated October 27, 1998*